Exhibit 10.5
SCHEDULE OF AGREEMENTS
SUBSTANTIALLY IDENTICAL IN ALL MATERIAL RESPECTS
TO FORM OF MASTER LICENSE AGREEMENT FILED AS
EXHIBITS 10.4 TO THIS REGISTRATION STATEMENT ON FORM S-1
PURSUANT TO
INSTRUCTION 2 TO ITEM 601 OF REGULATION S-K
     In accordance with the Instructions to Item 601 of Regulation S-K, the Registrant has omitted filing the Master License Agreements and Participation Supplements between Insurance Services Office, Inc. and the stockholders of greater than 5% of the Company’s Class B common stock as exhibits to this Registration Statement on Form S-1 because they are substantially identical in all material respects to the Form of Master License Agreement and Participation Supplement filed as Exhibit 10.4.

Licensor	Licensee	Master License Agreements	Date of Master License Agreement

Insurance Services Office, Inc.	ACE Insurance Co.	ISO Master License Agreement — Insurers	April 1, 2002

Insurance Services Office, Inc.	ACE USA	ISO Master License Agreement — Insurers	August 6, 2001

Insurance Services Office, Inc.	Great American Insurance Company	ISO Master License Agreement —Insurers, as amended by Amendment No. 1	November 19, 2001

Insurance Services Office, Inc.	American International Group, Inc.	ISO Master License Agreement for Participating Insurers	June 1, 1998

Insurance Services Office, Inc.	Transatlantic Reinsurance Company	ISO Master License Agreement for Participating Insurers	September 8, 1998

Insurance Services Office, Inc.	American International Group, Inc.	ISO Master License Agreement	November 16, 2000

Insurance Services Office, Inc.	Continental Casualty Company, CNA Financial Corporation and all affiliates and subsidiaries of CNA Financial Corporation who are property/casualty insurers	ISO Master License Agreement for Participating Insurers, as amended by Amendment No. 1, dated December 30, 1998 and Amendment No. 2, dated June 21, 2006	December 30, 1998

Insurance Services Office, Inc.	The Hartford Group	ISO Master License Agreement for Participating Insurers	December 16, 1998

Licensor	Licensee	Master License Agreements	Date of Master License Agreement

Insurance Services Office, Inc.	The Hartford Fire Insurance Company	ISO Master License Agreement for Participating Insurers, as amended by Amendment No. 1, dated September 23, 1999 and Amendment No. 2, dated June 1, 2006	September 23, 1999

Insurance Services Office, Inc.	St. Paul Re, Inc.	ISO Master License Agreement for Participating Insurers	August 18, 1998

Insurance Services Office, Inc.	St. Paul Fire and Marine Insurance Company	ISO Master License Agreement for Participating Insurers, as amended by Amendment No. 1, dated November 22, 1999	November 22, 1999

Insurance Services Office, Inc.	The Travelers Indemnity Company	ISO Master License Agreement for Participating Insurers, as amended by Amendment No. 1, dated December 29, 1999	December 23, 1999

Insurance Services Office, Inc.	The Travelers Indemnity Company	ISO Master License Agreement —Property/Casualty Insurer, as amended by Amendment No. 1, dated December 29, 2006	December 29, 2006

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